As filed with the Securities and Exchange Commission on April 28, 2009

Registration No. 2-66268
811-2979

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 34	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 35	☒

Morgan Stanley Tax-Exempt Securities Trust

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036
(Address of Principal Executive Office)

Registrant’s Telephone Number, Including Area Code: (212) 296-6970

Stefanie V. Chang Yu, Esq. 522 Fifth Avenue New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:
As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)

☒ On April 30, 2009 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2) of Rule 485.
Amending the Prospectus and Updating Financial Statements
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.

INVESTMENT MANAGEMENT

Morgan Stanley Tax-Exempt
Securities Trust

A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital

Prospectus

April 30, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund

Investment Objective

  Morgan Stanley Tax-Exempt Securities Trust seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., generally invests the Fund’s assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and/or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

▪

municipal bonds — within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings (“Fitch”);

▪	municipal notes — within the two highest grades or, if not rated, have outstanding bonds within the three highest grades by Moody’s, S&P or Fitch; and

▪	municipal commercial paper — within the highest grade by Moody’s, S&P or Fitch.

The Fund may also invest in unrated securities which are judged by the Investment Adviser to have comparable quality to the securities described above. Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as “junk bonds”).

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes. In selecting securities for purchase and sale, the Investment Adviser uses its research capabilities to identify and monitor investment opportunities. In conducting its research and analysis, the Investment Adviser considers a number of factors, including general market and economic conditions and credit and interest rate risk. Portfolio securities are typically sold when the assessments of the Investment Adviser of any of these factors materially change. Measures of interest rate risk evaluated by the Investment Adviser include

Income

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

duration, coupon, maturity and call protection. Measures of credit risk evaluated by the Investment Adviser include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

The Fund may invest in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the “alternative minimum tax,” and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the “Tax Consequences” section for more details. The Fund may also invest in interest rate transactions and futures.

Municipal bonds, notes and commercial paper are commonly classified as either “general obligation” or “revenue.” General obligation bonds, notes and commercial paper are secured by the issuer’s faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund’s objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Principal Risks

 There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and yield will fluctuate with changes in the market value of the Fund’s portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund’s portfolio securities to fall substantially.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the “Tax Consequences” section for more details.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments

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generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in interest rate transactions and futures and risks associated with bond insurance. For more information about these risks, see the “Additional Risk Information” section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

Annual Total Returns

This chart shows how the performance of the Fund’s Class I shares has varied from year to year over the past 10 calendar years.

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class I shares (formerly Class D shares). The performance of other Classes will differ because the Classes have different ongoing fees.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.74% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -5.56% (quarter ended September 30, 2008).

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Average Annual Total Returns (as of December 31, 2008)

		Past 1 Year	Past 5 Years	Past 10 Years
Class A:	Return Before Taxes	-14.71%	-0.46%	2.37%

	Return After Taxes on Distributions[1]	-14.85%	-0.59%	2.27%

	Return After Taxes on Distributions and Sale of Fund Shares	-7.94%	0.31%	2.71%

Class B:	Return Before Taxes	-15.48%	-0.31%	2.47%**

Class C:	Return Before Taxes	-12.15%	-0.08%	2.30%

Class I*:	Return Before Taxes	-10.71%	0.63%	3.02%

	Return After Taxes on Distributions[1]	-10.86%	0.50%	2.91%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.19%	1.27%	3.31%

	Barclays Capital Municipal Bond Index[2]	-2.47%	2.71%	4.26%

	Lipper General Municipal Debt Funds Index[3]	-9.45%	0.82%	2.84%

*	Effective March 31, 2008, Class D shares were renamed Class I shares.

**

Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The “Past 10 Years” performance for Class B shares reflects this conversion.

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)

The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody’s or S&P, respectively, and with maturities of two years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Fund’s Class A and Class I shares. The after-tax returns for the Fund’s other Classes will vary from the Class A and Class I shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Average Annual Total Returns

This table compares the Fund’s average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

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Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and I. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the “Share Class Arrangements” section for further fee and expense information.

Shareholder Fees

Shareholder Fees

These fees are paid directly from your investment.

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%[1]	None	None	None

Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None

Annual Fund Operating Expenses

These expenses are deducted from the Fund’s assets and are based on expenses paid for the fiscal year ended December 31, 2008.

Annual Fund Operating Expenses

	Class A	Class B	Class C	Class I
Advisory fee	0.38%	0.38%	0.38%	0.38%

Distribution and service (12b-1) fees[5]	0.24%	0.60%	0.70%	None

Other expenses	0.27%	0.27%	0.27%	0.27%

Total annual Fund operating expenses[6]	0.89%	1.25%	1.35%	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

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	If You SOLD Your Shares:					If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years		1 Year	3 Years	5 Years	10 Years
Class A	$512	$697	$897	$1,474		$512	$697	$897	$1,474

Class B	$627	$697	$886	$1,412	*	$127	$397	$686	$1,412	*

Class C	$237	$428	$739	$1,624		$137	$428	$739	$1,624

Class I	$66	$208	$362	$810		$66	$208	$362	$810

*	Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

(1)	Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See “Share Class Arrangements” for a complete discussion of the CDSC.

(4)	Only applicable if you sell your shares within one year after purchase.

(5)

The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(6)

The total annual Fund operating expenses listed above are based on the average net assets of the Fund as of its fiscal year ended December 31, 2008. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expenses can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. For example, Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Additional Investment Strategy Information

This section provides additional information relating to the Fund’s investment strategies.

Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Futures. The Fund may invest in futures on its portfolio securities. The Fund may use futures to protect against a decline in the Fund’s securities or an increase in prices of securities that may be purchased.

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Defensive Investing. The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund’s ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Additional Risk Information

          This section provides additional information relating to the risks of investing in the Fund.

Interest Rate Transactions. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

Futures. If the Fund invests in futures, its participation in this market would subject the Fund’s portfolio to certain risks. If the Investment Adviser’s predictions of movements in the direction of the market is inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if this strategy was not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged and the possible absence of a liquid secondary market for any particular instrument.

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Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Fund Management

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within the Municipals team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund’s portfolio is Neil Stone, a Managing Director of the Investment Adviser. Mr. Stone has been associated with the Investment Adviser in an investment management capacity since 1995 and began managing the Fund in September 2007.

Members of the portfolio management team are actively engaged in all facets of the investment decision-making process. Duration, yield curve positioning, sector weightings and individual security purchases and sales constitute activities where team members provide input into the Fund’s day-to-day asset management process.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The composition of the team may change from time to time.

Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $351 billion in assets under management or supervision as of March 31, 2009.

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The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund’s average daily net assets. For the fiscal year ended December 31, 2008, the Fund accrued total compensation to the Investment Adviser amounting to 0.38% of the Fund’s average daily net assets.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2008.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called “net asset value,” is based on the value of the Fund’s portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange (“NYSE”) is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The pricing service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund’s Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund’s general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities’ market value, these securities will be valued at their fair value.

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Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/im

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund’s transfer agent, Morgan Stanley Trust (“Transfer Agent”), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund’s transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. For example, Morgan Stanley & Co. charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your financial representative for more information regarding any such fees.

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Minimum Investment Amounts

	Minimum Investment

Investment Options	Initial	Additional
Regular Account	$1,000	$100

EasyInvest ®
(Automatically from your checking or savings account or Money Market Fund)	$100*	$100*

* Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser’s mutual fund asset allocation program; (2) a program, approved by the Fund’s distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund’s distributor that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund’s Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the “Share Class Arrangements” section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■

Write a “letter of instruction” to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■	Make out a check for the total amount payable to: Morgan Stanley Tax-Exempt Securities Trust.

■	Mail the letter and check to Morgan Stanley Trust at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges (“CDSCs”)) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

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Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund’s current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See “Limitations on Exchanges.” The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

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Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the “Tax Consequences” section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the “Share Class Arrangements” section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures

Contact Your Financial Advisor

To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures

By Telephone

You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.

Before processing a telephone redemption, keep the following information in mind:

	■	You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.

	■	Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.

	■	Your request must be received prior to market close, generally 4:00 p.m. Eastern time.

	■	If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

	■	Proceeds must be made payable to the name(s) and address in which the account is registered.

	■	You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.

	■	This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.

	■	Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a “letter of instruction” that includes:

	■	your account number;

	■	the name of the Fund;

	■	the dollar amount or the number of shares you wish to sell;

	■	the Class of shares you wish to sell; and

	■	the signature of each owner as it appears on the account.

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Options	Procedures

By Letter (continued)

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 219886, Kansas City MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the “Share Class Arrangements” section of this Prospectus.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payment-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

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Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. For example, Morgan Stanley & Co. charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days’ notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (“IRA”) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

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Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are declared on each day the NYSE is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund’s policies with respect to valuing portfolio securities are described in “Shareholder Information — Pricing Fund Shares.”

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “How to Buy Shares,”

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

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“How to Exchange Shares” and “How to Sell Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

■	The Fund makes distributions; and

■	You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes and may be exempt from state and/or local taxes — to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal “alternative minimum tax.” Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

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If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent statements (Forms 1099-DIV and/or 1099-INT) showing the taxable and/or tax-exempt distributions paid to you in the previous year. The statements provide information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%

B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	0.60%

C	1.00% CDSC during the first year	0.70%

I	None	None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES	Class A shares are sold at net asset value plus an initial sales charge of up to 4.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A

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shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

		Front-End Sales Charge
>	>
Amount of Single Transaction		Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000		4.25%	4.44%

$25,000 but less than $50,000		4.00%	4.17%

$50,000 but less than $100,000		3.50%	3.63%

$100,000 but less than $250,000		2.75%	2.83%

$250,000 but less than $500,000		2.25%	2.30%

$500,000 but less than $1 million		1.75%	1.78%

$1 million and over		0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■	A single account (including an individual, trust or fiduciary account).

■	A family member account (limited to spouse, and children under the age of 21).

■	Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■	Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■	Tax-exempt organizations.

■	Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a “related account” is:

■	A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges — the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

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■	An IRA and single participant retirement account (such as a Keogh).

■	An UGMA/UTMA account.

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under “Combined Purchase Privilege” above.

Notification. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discounting sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by

24

calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■	A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

■

Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■	Certain investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

■	Insurance company separate accounts that have been approved by the Fund’s distributor.

■	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES	Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%	Contingent Deferred Sales Charge or CDSC

Second	4.0%
		A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
Third	3.0%

Fourth	2.0%

Fifth	2.0%

Sixth	1.0%

Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of

25

original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares, and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

26

The Fund’s distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 0.60% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period — one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

27

CLASS C SHARES	Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.70% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES	Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

■

Investors participating in the Investment Adviser’s or an affiliate’s mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■

Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■	Certain investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

■	Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■	Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■	Certain other open-end investment companies whose shares are distributed by the Fund’s distributor.

■	Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■	The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund’s Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

28

Meeting Class I Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I Shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS	If you receive a cash payment representing an ordinary

dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)	The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI from the Fund’s annual report, which is available upon request.

CLASS A SHARES

For the Year Ended December 31,	2008		2007		2006		2005	2004

Selected Per Share Data:
Net asset value, beginning of period	$11.19		$11.56		$11.55		$11.82	$11.97

Income (loss) from investment operations:
Net investment income	0.48		0.50		0.50		0.52	0.53
Net realized and unrealized gain (loss)	(1.66)		(0.34)		0.08		(0.12)	(0.09)

Total income (loss) from investment operations	(1.18)		0.16		0.58		0.40	0.44

Less dividends and distributions from:
Net investment income	(0.49)		(0.49)		(0.50)		(0.51)	(0.53)
Net realized gain	(0.09)		(0.04)		(0.07)		(0.16)	(0.06)

Total dividends and distributions	(0.58)		(0.53)		(0.57)		(0.67)	(0.59)

Net asset value, end of period	$9.43		$11.19		$11.56		$11.55	$11.82

Total Return(1)	(10.93)%		1.42%		5.19%		3.46%	3.82%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.89	%(4)	0.98	%(4)	0.85	%(2)	0.69%	0.65%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.81	%(4)	0.79	%(4)	0.78	%(2)	0.69%	0.65%
Net investment income	4.54	%(4)	4.35	%(4)	4.32	%(2)	4.39%	4.48%

Supplemental Data:
Net assets, end of period, in thousands	$141,120		$171,501		$171,530		$162,922	$128,578
Portfolio turnover rate	12%		7%		10%		17%	14%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)	Does not reflect the effect of expense offset of 0.01%.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

30

CLASS B SHARES

For the Year Ended December 31,	2008		2007		2006		2005	2004
Selected Per Share Data:
Net asset value, beginning of period	$11.24		$11.61		$11.60		$11.87	$12.02

Income (loss) from investment operations:
Net investment income	0.45		0.46		0.46		0.47	0.48
Net realized and unrealized gain (loss)	(1.68)		(0.34)		0.08		(0.12)	(0.09)

Total income (loss) from investment operations	(1.23)		0.12		0.54		0.35	0.39

Less dividends and distributions from:
Net investment income	(0.45)		(0.45)		(0.46)		(0.46)	(0.48)
Net realized gain	(0.09)		(0.04)		(0.07)		(0.16)	(0.06)

Total dividends and distributions	(0.54)		(0.49)		(0.53)		(0.62)	(0.54)

Net asset value, end of period	$9.47		$11.24		$11.61		$11.60	$11.87

Total Return(1)	(11.27)%		1.07%		4.82%		3.00%	3.34%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.25	%(4)	1.34	%(4)	1.21	%(2)	1.12%	1.11%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.17	%(4)	1.15	%(4)	1.14	%(2)	1.12%	1.11%
Net investment income	4.18	%(4)	3.99	%(4)	3.96	%(2)	3.96%	4.02%

Supplemental Data:
Net assets, end of period, in thousands	$46,804		$71,528		$99,514		$127,327	$195,859
Portfolio turnover rate	12%		7%		10%		17%	14%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)	Does not reflect the effect of expense offset of 0.01%.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

31

Financial Highlights (Continued)

CLASS C SHARES

For the Year Ended December 31,	2008		2007		2006		2005	2004

Selected Per Share Data:
Net asset value, beginning of period	$11.21		$11.57		$11.57		$11.84	$11.99

Income (loss) from investment operations:
Net investment income	0.44		0.44		0.45		0.45	0.46
Net realized and unrealized gain (loss)	(1.67)		(0.32)		0.07		(0.12)	(0.09)

Total income (loss) from investment operations	(1.23)		0.12		0.52		0.33	0.37

Less dividends and distributions from:
Net investment income	(0.44)		(0.44)		(0.45)		(0.44)	(0.46)
Net realized gain	(0.09)		(0.04)		(0.07)		(0.16)	(0.06)

Total dividends and distributions	(0.53)		(0.48)		(0.52)		(0.60)	(0.52)

Net asset value, end of period	$9.45		$11.21		$11.57		$11.57	$11.84

Total Return(1)	(11.31)%		1.04%		4.63%		2.89%	3.24%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.35	%(4)	1.44	%(4)	1.31	%(2)	1.22%	1.21%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.27	%(4)	1.25	%(4)	1.24	%(2)	1.22%	1.21%
Net investment income	4.08	%(4)	3.89	%(4)	3.86	%(2)	3.86%	3.92%

Supplemental Data:
Net assets, end of period, in thousands	$20,884		$26,864		$29,891		$31,911	$35,265
Portfolio turnover rate	12%		7%		10%		17%	14%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)	Does not reflect the effect of expense offset of 0.01%.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

32

CLASS I SHARES@@

For the Year Ended December 31,	2008		2007		2006		2005	2004

Selected Per Share Data:
Net asset value, beginning of period	$11.19		$11.55		$11.55		$11.82	$11.96

Income (loss) from investment operations:
Net investment income	0.51		0.52		0.53		0.54	0.55
Net realized and unrealized gain (loss)	(1.67)		(0.32)		0.07		(0.12)	(0.08)

Total income (loss) from investment operations	(1.16)		0.20		0.60		0.42	0.47

Less dividends and distributions from:
Net investment income	(0.51)		(0.52)		(0.53)		(0.53)	(0.55)
Net realized gain	(0.09)		(0.04)		(0.07)		(0.16)	(0.06)

Total dividends and distributions	(0.60)		(0.56)		(0.60)		(0.69)	(0.61)

Net asset value, end of period	$9.43		$11.19		$11.55		$11.55	$11.82

Total Return(1)	(10.71)%		1.75%		5.45%		3.52%	4.05%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.65	%(4)	0.74	%(4)	0.61	%(2)	0.52%	0.51%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.57	%(4)	0.55	%(4)	0.54	%(2)	0.52%	0.51%
Net investment income	4.78	%(4)	4.59	%(4)	4.56	%(2)	4.56%	4.62%

Supplemental Data:
Net assets, end of period, in thousands	$522,023		$694,439		$793,282		$848,438	$950,792
Portfolio turnover rate	12%		7%		10%		17%	14%

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

(1)	Calculated based on the net asset value as of the last business day of the period.

(2)	Does not reflect the effect of expense offset of 0.01%.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

33

Notes

34

35

Notes (Continued)

36

Morgan Stanley Funds

EQUITY

BLEND/CORE

Alternative Opportunities Fund
Dividend Growth Securities

DOMESTIC HYBRID

Balanced Fund

Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund

Global Advantage Fund
Global Dividend Growth Securities
International Fund

International Value Equity Fund
Pacific Growth Fund

GROWTH

Capital Opportunities Trust
Focus Growth Fund
Mid Cap Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

S&P 500 Index Fund

MULTI-CAP

U.S. Multi-Cap Alpha Fund

SPECIALTY

Commodities Alpha Fund
Convertible Securities Trust

FX Alpha Plus Strategy Portfolio

FX Alpha Strategy Portfolio

Global Infrastructure Fund

Health Sciences Trust
Natural Resource Development Securities
Real Estate Fund
Technology Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund

New York Tax-Free Income Fund

Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market Trust

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund’s prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*	Single-Class Fund(s)

37

Additional information about the Fund’s investments is available in the Fund’s Annual and Semiannual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:

CLASS A:	TAXAX	CLASS B:	TAXBX

CLASS C:	TAXCX	CLASS I:	TAXDX

(THE FUND’S INVESTMENT COMPANY ACT FILE NO.
IS 811-2979)

Morgan Stanley Distributors Inc., member FINRA.
© 2009 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Tax-Exempt
Securities Trust

Prospectus

April 30, 2009

TAXPRO-00

STATEMENT OF ADDITIONAL INFORMATION	Morgan Stanley Tax-Exempt Securities Trust

April 30, 2009

          This Statement of Additional Information (“SAI”) is not a prospectus. The Prospectus (dated April 30, 2009) for Morgan Stanley Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley & Co. Incorporated at any of its branch offices.

          The Fund’s audited financial statements for the fiscal year ended December 31, 2008, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Tax-Exempt Securities Trust
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

Glossary of Selected Defined Terms

          The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

          ‘‘Administrator’’ or ‘‘Morgan Stanley Services’’ — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

          ‘‘Custodian’’ — State Street Bank and Trust Company.

          ‘‘Distributor’’ — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

          ‘‘Financial Advisors’’ — Morgan Stanley authorized financial services representatives.

          ‘‘Fund’’ — Morgan Stanley Tax-Exempt Securities Trust, a registered open-end investment company.

          ‘‘Independent Trustees’’ —Trustees who are not ‘‘interested persons’’ (as defined by the Investment Company Act of 1940, as amended (‘‘Investment Company Act’’)) of the Fund.

          ‘‘Investment Adviser’’ — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

          ‘‘Morgan Stanley & Co.’’ — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

          ‘‘Morgan Stanley Funds’’ — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

          ‘‘Transfer Agent’’ — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

          ‘‘Trustees’’ — The Board of Trustees of the Fund.

I.	FUND HISTORY

          The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund’s shareholders approved a change in the Fund’s name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund’s name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust. Effective June 18, 2001, the Fund’s name was changed to Morgan Stanley Tax-Exempt Securities Trust.

II.	DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.	Classification

          The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

B.	Investment Strategies and Risks

          The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled ‘‘Principal Investment Strategies,’’ ‘‘Principal Risks,’’ ‘‘Additional Investment Strategy Information’’ and ‘‘Additional Risk Information.’’

          Taxable Securities. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund’s shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

          The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or A-1 by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

          Variable Rate and Floating Rate Obligations. The Fund may invest in municipal bonds and municipal notes (‘‘Municipal Obligations’’) of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a ‘‘demand feature’’) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

          Futures Contracts and Options on Futures. The Fund may invest in financial futures contracts (‘‘futures contracts’’) and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

          Although the terms of futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

          Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

          The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

          Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

          Financial futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund’s portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

          Another risk is that the Fund’s Investment Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

          In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

          Limitations on Futures Contracts and Options on Futures. The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or SAI. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

          Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

          Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

          The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into an interest rate swap on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the Investment Company Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Fund’s Board of Trustees. The Investment Adviser will monitor the creditworthiness of counterparties to the Fund’s interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

          These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

          Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

          While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

          At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

          When, As and If Issued Securities. The Fund may purchase securities on a ‘‘when, as and if issued’’ basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

          An increase in the percentage of the Fund’s assets committed to the purchase of securities on a ‘‘when, as and if issued’’ basis may increase the volatility of its net asset value. The Fund may also sell securities on a ‘‘when, as and if issued’’ basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

          Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

          The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the United States Securities and Exchange Commission (‘‘SEC’’) thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

          There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

          Borrowing. The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

          Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

          In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

          Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

          To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

          Exchange-Traded Funds (‘‘ETFs’’). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

          Illiquid Securities. The Fund may invest in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act (‘‘144A Securities’’) may be determined to be liquid under guidelines adopted by the Fund’s Board of Trustees. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief (such as ‘‘no action’’ letters issued by the staff of the SEC interpreting or providing guidance on the Investment Company Act or regulations thereunder) from the provisions of the Investment Company Act, as amended from time to time.

C.	Fund Policies/Investment Restrictions

          The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

          In addition, for purposes of the following restrictions: (a) an ‘‘issuer’’ of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a ‘‘taxable security’’ is any security the interest on which is subject to federal income tax; (c) all percentage limitations apply immediately after a purchase or initial investment; and (d) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

          The Fund will:

1.	Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

2.	Invest, under normal circumstances, at least 80% of its assets in securities that pay interest normally exempt from federal income taxes.

          The Fund will not:

1.

Invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2.

Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

3.

Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.

Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

5.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6.

Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.	Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

8.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1.	Make short sales of securities, except short sales against the box.

2.

Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.	Write, purchase or sell puts, calls, or combinations thereof.

          The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D.	Disclosure of Portfolio Holdings

          The Fund’s Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the ‘‘Policy’’). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s and the Investment Adviser’s fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

          The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•	top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

          The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

          All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

          The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

          The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the ‘‘MSIM Funds’’) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

          Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

          The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

          The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

          The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (‘‘PHRC’’) or the Fund’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

          The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time

Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Incorporated(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

          In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

          All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

          In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

          The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

          (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

          (b) The PHRC will periodically review and have the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

          (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

          (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

          (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.	MANAGEMENT OF THE FUND

A.	Board of Trustees

          The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

          Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.	Management Information

          Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the “Retail Funds”) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees. The other Trustee (the “Interested Trustee”) is affiliated with the Investment Adviser.

          Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2008) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				168	Director of the Armed Services YMCA of the USA; member, BPAmerica External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003);formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				170	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

          The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2008) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

          In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2008)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)

Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

          Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

          The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

          The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; reviewing the valuation process; and preparing and submitting committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

          The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

          The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

          The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

          The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance SubCommittee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

          The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

          The Investment Committee has three Sub-Committees, each with its own Chairperson. Each SubCommittee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

          (3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

          During the fiscal year ended December 31, 2008, the Board of Trustees held the following meetings:

Board of Trustees	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	2
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	7
Money Market and Alternatives Sub-Committee	5

          Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

          Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

          Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

C.	Compensation

          Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

          The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

          Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

          Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

          The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended December 31, 2008 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation from the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)

Frank L. Bowman(2)	$1,165	$215,000
Michael Bozic	1,230	230,000
Kathleen A. Dennis	1,165	215,000
Manuel H. Johnson	1,390	260,000
Joseph J. Kearns(2)	1,470	286,250
Michael F. Klein	1,165	215,000
Michael E. Nugent	2,139	400,000
W. Allen Reed(2)	1,165	215,000
Fergus Reid	1,230	241,250

Name of Interested Trustee:

James F. Higgins	1,070	200,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2008: Mr. Bowman, $1,165; Mr. Kearns, $735; Mr. Reed, $1,165.

(3)

The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Trustees under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

          Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

          The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Fund for the fiscal year ended December 31, 2008 and by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2008 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
Name of Independent Trustee:	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds

Michael Bozic	$404	$17,198	$967	$45,874
Manuel H. Johnson	399	18,179	1,420	67,179
Michael E. Nugent	86	3,512	1,269	60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

IV.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of April 1, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 — 81.82%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of April 1, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 — 78.31%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of April 1, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 — 83.15%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of April 1, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 —70.60%; Citigroup Global Markets Inc., Attn: Mutual Funds Department Reconciliation & Accounts Control, 333 West 34th Street, 7th Floor, New York, NY 10001-2402 — 5.31%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

          As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the Fund’s shares of beneficial interest outstanding.

V.	INVESTMENT ADVISORY AND OTHER SERVICES

A.	Investment Adviser and Administrator

          The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

          Pursuant to an Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Investment Adviser, the Fund has retained the Investment Adviser to manage the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; 0.245% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.22% of the portion of the daily net assets exceeding $2.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

          Administration services are provided to the Fund by Morgan Stanley Services Company Inc. (“Administrator”), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement (“Administration Agreement”) entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

          For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund accrued total compensation under the Investment Advisory Agreement in the amounts of $4,034,176, $3,766,709, $3,331,318, respectively. For the fiscal years ended December 31, 2006, 2007 and 2008, advisory fees paid were reduced by $0, $11,443 and $26,347, respectively, relating to the Fund’s short-term cash investments in Morgan Stanley Institutional Liquidity Funds—Tax-Exempt Portfolio—Institutional Class.

          For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund accrued compensation under the Administration Agreement in the amounts of $899,015, $820,205 and $700,379, respectively.

B.	Principal Underwriter

          The Fund’s principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley & Co., which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

          The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund’s shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

          The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.	Services Provided by the Investment Adviser and Administrator

          The Investment Adviser manages the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

          Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

          Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

          The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

          The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.	Dealer Reallowances

          Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.	Rule 12b-1 Plan

          The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the ‘‘Plan’’) pursuant to which each Class, other than Class I (formerly Class D), pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C shares, respectively.

          The Distributor also receives the proceeds of front-end sales charges (‘‘FSCs’’) and of contingent deferred sales charges (‘‘CDSCs’’) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below.

	2008		2007		2006

Class A	FSCs:(1)	$51,736	FSCs:(1)	$84,491	FSCs:(1)	$117,094
	CDSCs:	$637	CDSCs:	$98	CDSCs:	$194
Class B	CDSCs:	$67,641	CDSCs:	$110,164	CDSCs:	$184,826
Class C	CDSCs:	$2,119	CDSCs:	$1,383	CDSCs:	$2,552

(1)	FSCs apply to Class A only.

          The entire fee payable by Class A shares and a portion of the fees payable by each of Class B and Class C shares each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a ‘‘service fee’’ under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member). The ‘‘service fee’’ is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an ‘‘asset-based sales charge’’ as such is defined by the Rules of FINRA.

          Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 2008, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $393,204, $364,977 and $170,907, respectively, which amounts are equal to 0.24%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

          The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

          With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

          With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

          Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.70% of the average daily net assets of the Fund’s Class C shares annually commencing in the second year after purchase.

          The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon (‘‘carrying charge’’). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor’s reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the ‘‘broker’s call rate’’) has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor’s calculation of its distribution costs for this purpose. The broker’s call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

          The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund’s Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, 0.60% in the case of Class B and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

          Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2008, to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0)—advertising and promotional expenses; (ii) 0.00% ($0)—printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($210,103)—other expenses, including the gross sales credit and the carrying charge, of which 18.60% ($39,091) represents carrying charges, 33.70% ($70,799) represents commission credits to Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 47.70% ($100,213) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2008 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

          In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley & Co. which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund’s Class B shares, totaled $3,779,225 as of December 31, 2008 (the end of the Fund’s fiscal year), which was equal to approximately 8.07% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

          In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $4,882 in the case of Class C at December 31, 2008 (the end of the calendar year), which amount was equal to approximately 0.024% of the net assets of Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

          No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

          On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund’s experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

          The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days’ written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.	Other Service Providers

          (1) Transfer Agent/Dividend Disbursing Agent

          Morgan Stanley Trust is the Transfer Agent for the Fund’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

          (2) Custodian and Independent Registered Public Accounting Firm

          State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund’s assets. Any of the Fund’s cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2009) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

          Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm is responsible for auditing the annual financial statements.

          (3) Affiliated Persons

          The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G.	Fund Management

Other Accounts Managed by the Portfolio Manager

          As of December 31, 2008:

          Neil Stone managed 17 registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 64 other accounts with a total of approximately $11.3 billion in assets.

          Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where the portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

          Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by portfolio managers.

          Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Manager

          As of December 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

                     Neil Stone: None*

          * Although Mr. Stone does not have any assets directly invested in the Fund, he has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H.	Codes of Ethics

          The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.	Proxy Voting Policy and Proxy Voting Record

          The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’).

          A copy of MSIM’s Proxy Voting Policy (‘‘Proxy Policy’’) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

J.	Revenue Sharing

          The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

          With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley & Co. receives a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class A, B and C shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

		•	An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•

An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)

On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

		•	a gross sales credit of 0.25% of the amount sold and up to 15% of the total average monthly net asset value of such shares; or

		•	an ongoing annual fee in an amount up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares.

*

Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)

On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)

On any shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)	On Class I shares, held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

	•	a gross sales credit of 0.25% of the amount sold; and

	•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

          There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

          The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. and such other Intermediaries may provide Morgan Stanley & Co. and such other Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should review carefully any disclosure provided by Morgan Stanley & Co. or another Intermediary as to its compensation.

*

Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A.	Brokerage Transactions

          Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the OTC market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

          For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid a total of $7,425, $28,405 and $161,503, respectively, in brokerage commissions.

B.	Commissions

          Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund’s Investment Adviser.

          During the fiscal years ended December 31, 2006, 2007 and 2008, the Fund did not effect any principal transactions with Morgan Stanley & Co.

          Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

          During the fiscal years ended December 31, 2006, 2007 and 2008, the Fund did not effect any securities transactions through any affiliated brokers or dealers.

C.	Brokerage Selection

          The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Investment Adviser is unable to ascertain the exact dollar value of these services due to the subjective and imprecise nature of its determinations.

          In seeking to implement the Fund’s policies, the Investment Adviser effects transactions with those broker-dealers that the Investment Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser. The information and services received by the Investment Adviser from broker-dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all. To the extent that the Investment Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

          The Investment Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.	Directed Brokerage

          During the fiscal year ended December 31, 2008, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E.	Regular Broker-Dealers

          During the fiscal year ended December 31, 2008, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES

          The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A’s expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

          The Fund’s Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

          The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of

Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

          Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

          The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A.	Purchase/Redemption of Shares

          Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

          Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

          Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

          The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

          Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

          Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley & Co. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

          If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B.	Offering Price

          The Fund’s Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund’s Distributor, Morgan Stanley & Co. and other authorized dealers as described in Section ‘‘V. Investment Advisory and Other Services — E. Rule 12b-1 Plan.’’ The price of Fund shares, called ‘‘net asset value,’’ is based on the value of the Fund’s portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund’s securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

          Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund’s Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Adviser will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

          Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Trustees.

          Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

          The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder’s income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

          Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Funds current and accumulated earnings and profits.

          The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

          Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

          In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

          All or a portion of any gain from tax-exempt obligations purchased at a market discount (where bonds are purchased below their principal or face value) may be treated as ordinary income rather than capital gain.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

          Taxation of Dividends and Distributions. The Fund intends to qualify to pay ‘‘exempt-interest dividends’’ to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person’s Social Security benefits are subject to federal income tax.

          The Fund intends to invest a portion of its assets in certain ‘‘private activity bonds’’. As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the ‘‘adjusted current earnings’’ of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

          Shareholders normally will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

          Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

          Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

          Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

          Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of any taxable interest income and short-term capital gains. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010 the Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

          Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

          Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

          Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

          Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

          The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund’s shares and receives securities that are considered substantially identical to that fund’s shares reinvests in that fund’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the ‘‘wash sale’’ rules, resulting in a postponement of the recognition of such loss for tax purposes.

          Other Considerations. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are ‘‘substantial users’’ (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. ‘‘Substantial user’’ is defined generally by Treasury Regulation Section 1.103 -11(b) as including a ‘‘non-exempt person’’ who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

X.	UNDERWRITERS

          The Fund’s shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled ‘‘Principal Underwriter’’ and ‘‘Rule 12b-1 Plan.’’

XI.	PERFORMANCE DATA

          Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 were designated Class D shares (currently Class I shares), the Fund’s historical performance has also been restated to reflect the absence of any sales charge in the case of Class I shares.

          For the 30-day period ended December 31, 2008, the yield was 4.91%, 4.78%, 4.68% and 5.37% for Class A, Class B, Class C and Class I, respectively.

          The tax-equivalent yield for Class A, Class B, Class C and Class I shares, based upon a federal personal income tax bracket of 35% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2008 was 7.55%, 7.35%, 7.20% and 8.26%, respectively, based upon the yield quoted above.

Average annual returns assuming deduction of maximum sales charge
Period Ended December 31, 2008

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund

Class A	03/27/80	–14.71%	–0.46%	2.37%	6.75%
Class B	07/28/97	–15.48%	–0.31%	2.47%*	3.00%*
Class C	07/28/97	–12.15%	–0.08%	2.30%	2.77%
Class I	03/27/80	–10.71%	0.63%	3.02%	7.16%

Average annual returns assuming NO deduction of sales charge
Period Ended December 31, 2008

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund

Class A	03/27/80	–10.93%	0.41%	2.82%	6.91%
Class B	07/28/97	–11.27%	0.01%	2.47%*	3.00%*
Class C	07/28/97	–11.31%	–0.08%	2.30%	2.77%
Class I	03/27/80	–10.71%	0.63%	3.02%	7.16%

Aggregate total returns assuming NO deduction of sales charge
Period Ended December 31, 2008

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund

Class A	03/27/80	–10.93%	2.07%	32.06%	583.89%
Class B	07/28/97	–11.27%	0.05%	27.65%*	40.15%*
Class C	07/28/97	–11.31%	–0.40%	25.51%	36.58%
Class I	03/27/80	–10.71%	3.19%	34.68%	630.56%

Average annual after-tax returns assuming deduction of maximum sales charge
Class A and Class I
Period Ended December 31, 2008

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund

After taxes on distributions
Class A	3/27/80	–14.85%	–0.59%	2.27%	6.64%
Class I	3/27/80	–10.86%	0.50%	2.91%	7.04%
After taxes on distributions and redemptions
Class A	3/27/80	–7.94%	0.31%	2.71%	6.74%
Class I	3/27/80	–5.19%	1.27%	3.31%	7.14%

*

Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

XII.	FINANCIAL STATEMENTS

          The Fund’s audited financial statements for the fiscal year ended December 31, 2008, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

XIII.	FUND COUNSEL

          Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

* * * * *

          This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

          Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

          The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

          Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

          Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

          Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

          To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

          We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

          We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

          We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

          We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

          We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

		ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

	f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.	Statutory auditor boards.

          The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights.

          We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

	•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

	•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

	•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

	•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

	•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

	•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

	•	Proposals relating to changes in capitalization by 100% or more.

          We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors.

          We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

• Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.	Social, Political and Environmental Issues.

          We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds.

          Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

          The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

          The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

          The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

          The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

          The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

          The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.	Material Conflicts of Interest

          In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

          A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

          If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

          The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

          The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

          MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

          MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

          [APPENDIX A and APPENDIX B of the Proxy Voting Policy intentionally omitted.]

          Revised February 25, 2009

APPENDIX B

RATINGS OF MUNICIPAL OR CORPORATE DEBT INSTRUMENTS INVESTMENTS

Moody’s Investors Service Inc. (‘‘Moody’s’’)

Long-Term Obligations Rating

          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

          Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s Rating Group, a division of the McGraw Hill Companies, Inc.
(‘‘Standard & Poor’s’’)

Issue Credit Rating Definitions

          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

          Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘‘AAA’’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘‘AA’’ differs from the highest-rate issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘‘A’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘‘BBB’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB

An obligation rated ‘‘BB’’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘‘B’’ is more vulnerable to nonpayment than obligations rated ‘‘BB’’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘‘CCC’’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘‘CC’’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘‘C’’ is currently highly vulnerable to nonpayment. The ‘‘C’’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘‘C’’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or minus (–): The ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘‘A-1’’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘‘A-2’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘‘A-3’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘‘B’’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘‘C’’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (‘‘Fitch’’)

International Long-Term Credit Ratings

          International Long-Term Credit Ratings are more commonly referred to as simply ‘‘Long-Term Ratings’’. The following scale applies to foreign currency and local currency ratings.

          International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

Investment Grade

AAA

Highest credit quality. ‘‘AAA’’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘‘AA’’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘‘A’’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘‘BBB’’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘‘BB’’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘‘B’’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘‘CC’’ rating indicates that default of some kind appears probable. ‘‘C’’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘‘DDD’’ obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. ‘‘DD’’ indicates potential recoveries in the range of 50%-90% and ‘‘D’’ the lowest recovery potential, i. e. , below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘‘DDD’’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘‘DD’’ and ‘‘D’’ are generally undergoing a formal reorganization or liquidation process; those rated ‘‘DD’’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘‘D’’ have a poor prospect of repaying all obligations.

          Notes:

          ‘‘+’’ or ‘‘–’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘‘AAA’’ category or to categories below ‘‘CCC’’.

          ‘‘NR’’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

          ‘‘Withdrawn’’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as ‘‘evolving’’.

International Short-Term Credit Ratings

          International Short-Term Credit Ratings are more commonly referred to as simply ‘‘Short-Term Ratings’’. The following scale applies to foreign currency and local currency ratings.

          A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

          Notes:

          ‘‘+’’ may be appended to an ‘‘F1’’ rating class to denote relative status within the category.

          ‘‘NR’’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

          ‘‘Withdrawn’’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                                     PART C
                                OTHER INFORMATION

Item 23.          Exhibits
--------          --------

(a)(1).           Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 18 to the Registration Statement on Form
                  N-1A, filed on February 22, 1996.

   (2).           Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on July 3, 1997.

   (3).           Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

   (4).           Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement
                  on Form N-1A, filed on February 28, 2002.

   (5).           Amendment to the Declaration of Trust of the Registrant (changing Class D to Class I), dated March 31, 2008, filed herein.

(b).              Amended and Restated By-Laws of the Registrant, dated February 27, 2008, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on
                  Form N-1A, filed on April 25, 2008.

(c).              Not Applicable.

(d).              Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley
                  Investment Advisors Inc., dated November 1, 2004 and supplemented as of April 24, 2008, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 27 to the
                  Registration Statement on Form N-1A of Morgan Stanley Select Dimensions Investment Series,
                  filed on April 8, 2009.

(e)(1).           Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated
                  November 1, 2007, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment
                  No. 26 to the Registration Statement on Form N-1A of Morgan Stanley Income Trust filed on
                  December 18, 2007.

   (2).           Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW
                  Inc., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4
                  to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on
                  January 25, 2006.

   (3).           Addendum No. 1 to Selected Dealer Agreement is incorporated herein by reference to Exhibit (e)(3)
                  of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley
                  Strategist Fund, filed on September 26, 2007.

   (4).           Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective
                  Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity
                  Fund, filed on November 22, 2006.

(f).              Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees,
                  dated May 8, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment
                  No. 23 to the Registration on Form N-1A, filed on February 24, 2000.

(g)(1).           Custodian Contract between the Registrant and State Street Bank and Trust Company, dated March 7,
                  2008, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 18
                  to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

   (2).           Data Access Services Agreement between the Registrant and State Street Bank and Trust Company is
                  incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 18 to the
                  Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

                                        1

(h)(1).           Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan
                  Stanley Trust, dated June 26, 2008, is incorporated herein by reference to Exhibit (h)(1)
                  of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley
                  Special Value Fund, filed on November 24, 2008.

   (2).           Administration Agreement between Morgan Stanley Services Company Inc. and the Registrant,
                  dated November 1, 2004 and supplemented as of April 24, 2008, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 27 to the Registration Statement
                  on Form N-1A of Morgan Stanley Select Dimensions Investment Series, filed on April 8, 2009.

(i)(1).           Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit i(1) of
                  Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April
                  28, 2005.

   (2).           Consent of Clifford Chance US LLP, filed herein.

   (3).           Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit i(2) of
                  Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 28, 2005.

(j).              Consent of Independent Registered Public Accounting Firm, filed herein.

(k).              Not Applicable.

(l).              Not Applicable.

(m).              Amended and Restated Plan of Distribution, Pursuant to Rule 12b-1, between the Registrant and Morgan
                  Stanley Distributors Inc., dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of
                  Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(n).              Amended Multi-Class Plan pursuant to Rule 18f-3, dated September 26, 2007, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A
                  of Morgan Stanley Special Value Fund, filed on November 29, 2007.

(o).              Not Applicable.

(p)(1).           Code of Ethics of Morgan Stanley Investment Management, dated May 12, 2008, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form
                  N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

   (2).           Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of
                  Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(q).              Powers of Attorneys of Trustees, dated February 24, 2009, is incorporated herein by reference to
                  Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statment on Form N-1A of Morgan
                  Stanley Capital Opportunities Trust, filed on March 25, 2009.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

                                        2

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust
and under Section 4.8 of the Registrant's By-Laws, the indemnification of the
Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the
Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The
Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the
Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory
Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment
Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment
Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator
will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant
shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense
(including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and
Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the
Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the
Underwriter and any such controlling persons to be deemed to protect the
Underwriter or any such controlling persons thereof against any liability to the
Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii)
is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the
Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Insofar as indemnification for liabilities arising under the
Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the

indemnification provision of its by-laws in a manner consistent with Release
11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Adviser, the
Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment
Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley.

     Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Advisors serve as directors, officers or employees:

Morgan Stanley Distributors Inc.
Morgan Stanley Investment Advisors
Morgan Stanley Investment Management Inc.
Morgan Stanley Services Company Inc.
Van Kampen Advisors Inc.
Van Kampen Asset Management
Van Kampen Investment Inc.
522 Fifth Avenue, New York, New York 10036

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2899

Van Kampen Investor Services Inc.
2800 Post Oak Blvd., Houston, Texas 77056

Morgan Stanley Trust Company
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

     Listed below are the officers and Directors of Morgan Stanley Investment
Advisors:

      NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT ADVISORS                       OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR VOCATION
---------------------------------------           -------------------------------------------------------------------

Randy Takian                                      President and Principal Executive Officer of the Morgan Stanley
Managing Director, Director and                   Retail and Institutional Funds; President and Chief Executive
President                                         Officer of Morgan Stanley Services Company Inc.; Managing Director
                                                  of Morgan Stanley Investment Management Inc.; Director of Morgan
                                                  Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

Stuart Bohart                                     President; Managing Director and Director of Morgan Stanley
Managing Director                                 Investment Management Inc., Managing Director of Van Kampen
and Director                                      Advisors Inc. and Van Kampen Asset Management; President of
                                                  Morgan Stanley Distribution, Inc.

Stefanie V. Chang Yu                              Managing Director and Secretary of various entities affiliated with
Managing Director and                             Morgan Stanley Investment Management.
Secretary

Kevin Klingert                                    Managing Director, Global Head, Chief Operating Officer and acting
Managing Director, Global Head, Chief             Chief Investment Officer of the Global Fixed Income Group of Morgan
Operating Officer and acting Chief                Stanley Investment Management Inc. Head of Global Liquidity
Investment Officer of the Global Fixed            Portfolio Management and Co-Head of Liquidity Credit Research of
Income Group                                      Morgan Stanley Investment Management. Managing Director of Morgan
                                                  Stanley Investment Management Inc.

Carsten Otto                                      Managing Director and Global Head of Compliance for Morgan Stanley
Managing Director                                 Investment Management and Chief Compliance Officer of Morgan Stanley
                                                  Retail Funds and Institutional Funds.

Mary Ann Picciotto                                Chief Compliance Officer of Morgan Stanley Investment Management Inc.,
Executive Director and                            Van Kampen Asset Management, Van Kampen Investments Inc., Van Kampen
Chief Compliance Officer                          Investor Services Inc. and Van Kampen Advisors Inc.

Jeffrey Gelfand                                   Managing Director, Chief Financial Officer and Treasurer of Morgan
Managing Director, Chief                          Stanley Investment Management.
Financial Officer and Treasurer

     For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)      Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Balanced Fund
(8)  Morgan Stanley California Tax-Free Daily Income Trust
(9)  Morgan Stanley California Tax-Free Income Fund
(10) Morgan Stanley Capital Opportunities Trust
(11) Morgan Stanley Convertible Securities Trust
(12) Morgan Stanley Dividend Growth Securities Inc.
(13) Morgan Stanley Equally-Weighted S&P 500 Fund
(14) Morgan Stanley European Equity Fund Inc.
(15) Morgan Stanley Flexible Income Trust
(16) Morgan Stanley Focus Growth Fund
(17) Morgan Stanley Fundamental Value Fund
(18) Morgan Stanley FX Series Funds
(19) Morgan Stanley Global Advantage Fund
(20) Morgan Stanley Global Dividend Growth Securities
(21) Morgan Stanley Global Infrastructure Fund
(22) Morgan Stanley Health Sciences Trust
(23) Morgan Stanley High Yield Securities Inc.
(24) Morgan Stanley International Fund
(25) Morgan Stanley International Value Equity Fund
(26) Morgan Stanley Limited Duration U.S. Government Trust
(27) Morgan Stanley Liquid Asset Fund Inc.
(28) Morgan Stanley Mid Cap Growth Fund
(29) Morgan Stanley Mid-Cap Value Fund

(30) Morgan Stanley Mortgage Securities Trust
(31) Morgan Stanley Natural Resource Development Securities Inc.
(32) Morgan Stanley New York Municipal Money Market Trust
(33) Morgan Stanley New York Tax-Free Income Fund
(34) Morgan Stanley Pacific Growth Fund Inc.
(35) Morgan Stanley Prime Income Trust
(36) Morgan Stanley Real Estate Fund
(37) Morgan Stanley S&P 500 Index Fund
(38) Morgan Stanley Select Dimensions Investment Series
(39) Morgan Stanley Series Funds
(40) Morgan Stanley Small-Mid Special Value Fund
(41) Morgan Stanley Special Growth Fund
(42) Morgan Stanley Special Value Fund
(43) Morgan Stanley Strategist Fund
(44) Morgan Stanley Tax-Exempt Securities Trust
(45) Morgan Stanley Tax-Free Daily Income Trust
(46) Morgan Stanley Technology Fund
(47) Morgan Stanley U.S. Government Money Market Trust
(48) Morgan Stanley U.S. Government Securities Trust
(49) Morgan Stanley Value Fund
(50) Morgan Stanley Variable Investment Series

(b)      The following information is given regarding directors and officers of
Morgan Stanley Distributors. The principal address of Morgan Stanley Distributors is 522 Fifth Avenue, New York, New York 10036.

NAME AND PRINCIPAL BUSINESS       POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
ADDRESS                                  UNDERWRITER                           REGISTRANT
----------------------------   ---------------------------------    --------------------------------

Douglas Mangini                            President                              None

Randy Takian                                Director               President and Principal Executive
                                                                                Officer

Jeffrey Gelfand                Director, Chief Financial Officer                  None
                                         and Treasurer

Stefanie V. Chang Yu                       Secretary                         Vice President

Evan Gordon                        Chief Compliance Officer                       None

Gina Gallagher                Chief Anti-Money Laundering Officer                 None

Joseph D'Auria                 Financial and Operations Principal                 None

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a)[15 U.S.C. 80a-30(a)]
of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

        State Street Bank and Trust Company
        One Lincoln Street Boston, Massachusetts 02111
        (records relating to its function as custodian)

        Morgan Stanley Investment Advisors Inc.
        522 Fifth Avenue
        New York, New York 10036
        (records relating to its function as investment adviser)

        Morgan Stanley Trust
        Harborside Financial Center, Plaza Two
        2nd Floor
        Jersey City, New Jersey 07311
        (records relating to its function as transfer agent and
        dividend disbursing agent)

        Morgan Stanley Services Company Inc.
        Harborside Financial Center, Plaza Two
        7th Floor
        Jersey City, New Jersey 07311
        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April 2009.

                               MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                               By /s/ RANDY TAKIAN
                                  --------------------------------
                                      Randy Takian
                                      President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                         Title                                            Date
         ----------                         -----                                            ----

(1) Principal Executive Officer             President and Principal
                                            Executive Officer

By  /s/  RANDY TAKIAN                                                                   April 28, 2009
    ---------------------------
         Randy Takian

(2) Principal Financial Officer             Chief Financial Officer

By  /s/  FRANCIS J. SMITH                                                               April 28, 2009
    -----------------------
         Francis J. Smith

(3) Majority of the Trustees

    James F. Higgins

By  /s/  STEFANIE V. CHANG YU                                                           April 28, 2009
   ---------------------------------
         Stefanie V. Chang Yu
         Attorney-in-Fact

     Frank L. Bowman       Michael F. Klein
     Michael Bozic         Michael E. Nugent (Chairman)
     Kathleen A. Dennis    W. Allen Reed
     Manuel H. Johnson     Fergus Reid
     Joseph J. Kearns

By  /s/  CARL FRISHLING                                                                 April 28, 2009
    -----------------------
         Carl Frishling
         Attorney-in-Fact

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                                 Exhibit Index

(a)(5).   Amendment to the Declaration of Trust (changing Class D to Class I), dated March 31, 2008

(i)(2).   Consent of Clifford Chance US LLP

(j).      Consent of Independent Registered Public Accounting Firm